Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of June 2, 2021

to

CREDIT AGREEMENT

Dated as of May 12, 2021

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 2, 2021 by and among Frontline Advance LLC (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of May 12, 2021 by and among the Borrower, Solo Stove Intermediate, LLC, as Holdings, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to add the following defined term in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means June 2, 2021.

(b) The definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final sentence thereof in its entirety to read as follows: “The aggregate amount of the Revolving Credit Commitments as of the Amendment No. 1 Effective Date is $250,000,000.”

(c) Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 to this Amendment.

2. New Lenders; Reallocation.

(a) New Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Person listed on Schedule 2.01 to this Amendment that is not a Lender under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (each, a “New Lender”) agrees to extend a Revolving Credit Commitment under the Credit Agreement (as amended hereby) on the Amendment No. 1 Effective Date in an amount equal to the “Revolving Credit Commitment” set forth opposite such New Lender’s name on Schedule 2.01 to this Amendment. Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it is an Eligible Assignee, (C) from and after the Amendment No. 1 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Revolving Credit Commitment of such New Lender, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by such Revolving Credit Commitment and either it, or the Person exercising discretion in making its decision to extend such Revolving Credit Commitment, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof (or, prior to the delivery of such financial statements, the Annual Financial Statements and the Quarterly Financial Statements), as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to extend such Revolving Credit Commitment, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to extend such Revolving Credit Commitment, (G) it has separately delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, including but not limited to any documentation required pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by such New Lender, and (H) it is not a Disqualified Institution, (ii) appoints and authorizes the Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (iv) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which such New Lender designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such New Lender’s compliance procedures and applicable laws, including federal and state securities laws.

(b) Reallocation. On the Amendment No. 1 Effective Date, (i) each New Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to this Amendment, the restatement of Schedule 2.01 to the Credit Agreement and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Credit Exposure of all the Lenders to equal its revised Revolving Credit Percentage thereof after giving effect to this Amendment, and, in connection therewith, the parties hereto consent and agree that the Administrative Agent may make such reallocations, sales, assignments or other relevant actions among the Lenders with respect to the Revolving Credit Exposure then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii)

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the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Credit Loans as of the Amendment No. 1 Effective Date (with such reborrowing to consist of the Types of Revolving Credit Loans, with related Interest Periods if applicable, specified by the Borrower to the Administrative Agent). The parties hereto acknowledge and agree that (x) the reallocation, sales, assignments and other relevant actions described in the foregoing clause (i) shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions, without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived) and (y) such reallocation shall satisfy the assignment provisions of Section 10.01 of the Credit Agreement.

3. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, each Lender (including each New Lender), the Administrative Agent, the L/C Issuer and the Swing Line Lender.

(b) The Administrative Agent shall have received from each New Lender the amounts contemplated by Section 2 of this Amendment.

(c) The Administrative Agent shall have received, for the account of each applicable Lender, upfront fees in the amounts separately agreed with the Borrower.

(d) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable and documented fees and out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws or other Laws affecting creditors’ rights generally and by general principles of equity and principles of good faith and fair dealing.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of materiality qualifiers); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (without duplication of materiality qualifiers) as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 10.12 of the Credit Agreement apply to this Amendment.

9. No Novation. Neither the execution, delivery and acceptance of this Amendment nor any of the terms, covenants, conditions or other provisions set forth herein are intended, nor shall they be deemed or construed, to effect a novation of any liens or Obligations under the Credit Agreement or to pay, extinguish, release, satisfy or discharge (a) the Obligations under the Credit Agreement, (b) the liability of any Loan Party under the Credit Agreement or the other Loan Documents executed and delivered in connection therewith or any Obligations or other obligations evidenced thereby, or (c) any mortgages, deeds of trust, liens, security interests or contractual or legal rights securing all or any part of such Obligations.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FRONTLINE ADVANCE LLC, as the Borrower

By:	/s/ John Merris
Name:	John Merris
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the L/C Issuer, as the Swing Line Lender and as Administrative Agent

By:	/s/ Michael Becker
Name:	Michael Becker
Title:	Authorized Signer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

CITIBANK, N.A., as a Lender

By:	/s/ Christine Keating
Name:	Christine Keating
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Olga Santiago
Name:	Olga Santiago
Title:	Vice President

FIRST HORIZON BANK, as a Lender

By:	/s/ William W. George
Name:	William W. George
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Shannan Pratt
Name:	Shannan Pratt
Title:	SVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

UMB BANK, N.A., as a Lender

By:	/s/ Dennis J. Wright
Name:	Dennis J. Wright
Title:	President - Dallas

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matt Powers
Name:	Matt Powers
Title:	Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Kristine Vigliotti
Name:	Kristine Vigliotti
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

HSBC BANK USA, N.A., as a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 12, 2021

Frontline Advance LLC

INTERNAL

Schedule 2.01

Commitments

Revolving Credit Commitments:

Lender:	Revolving Credit Commitment:
JPMorgan Chase Bank, N.A.	$65,000,000
Citibank, N.A.	$30,000,000
Texas Capital Bank, National Association	$30,000,000
Fifth Third Bank, National Association	$25,000,000
First Horizon Bank	$20,000,000
UMB Bank, N.A.	$20,000,000
Woodforest National Bank	$20,000,000
Bank of America, N.A.	$15,000,000
The Huntington National Bank	$15,000,000
HSBC Bank USA, N.A.	$10,000,000
Total	$250,000,000